UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

KeyBank Term Loan Agreement

As previously reported in its Current Report on Form 8-K filed on May 15, 2019, the Company’s operating partnership, CHP Partners, LP (the “Operating Partnership”), as borrower, KeyBank National Association (“KeyBank”) and certain participating lenders entered into a credit agreement (the “Credit Agreement”), which Credit Agreement provided for both (i) a $250 million senior unsecured revolving credit facility (the “Revolving Credit Facility”) and (ii) a $265 million senior unsecured term loan facility (the “Term Loan Facility” and together with the Revolving Credit Facility, the “Facilities”).

On September 24, 2021, the Operating Partnership, KeyBank and certain participating lenders (the “Lenders”) entered into a new term loan agreement (the “Term Loan Agreement”), which Term Loan Agreement provided for an additional $150 million senior unsecured term loan facility to complement and become a part of the Facilities (the “New Term Loan Facility”).

The New Term Loan Facility has an initial term co-terminus with the Facilities, maturing May 15, 2024, subject to one 12-month extension. The Company is required to pay a fee of 0.125% of the commitment amount under the New Term Loan Facility for the extension. The New Term Loan Facility is pre-payable at any time in whole or part without fees or penalties. The Term Loan Agreement provides that the Operating Partnership and the Company must comply with certain covenants related to the Company including, without limitation, a leverage ratio less than or equal to 60%, a fixed charge coverage ratio at a level equal to or in excess of 1.50 to 1.0, a consolidated net worth no less than $900 million, and a secured indebtedness to gross asset value ratio equal to or less than 40%.

Upon the execution of the Term Loan Agreement, the Company paid fees to KeyBank and the other participating Lenders totaling approximately $700,000 and will pay CNL Healthcare Corp., the Company’s advisor, a refinancing fee of approximately $1.5 million.

In connection with the Term Loan Agreement, the Company and certain other subsidiaries (the “Guarantors”) entered into a Guaranty in favor of the Lenders pursuant to which each guaranteed the payments to the Lenders due under the Term Loan Agreement and the related notes.

For additional information on the Facilities, review the Company’s Current Report on Form 8-K filed on May 15, 2019.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1 Term Loan Agreement by and among CHP Partners, LP, as borrower, KeyBank National Association, as administrative agent and a lender, and certain other Lenders dated Sept. 24, 2021.

10.2 Term Note made by CHP Partners, LP in the principal amount of $35 million in favor of KeyBank National Association dated Sept. 24, 2021.

10.3 Guaranty by and among the Guarantors in favor of the Lenders referred to in the Term Loan Agreement dated Sept. 24, 2021.

10.4 Schedule of Omitted Documents.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2021		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer